THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

                         NOTICE OF GUARANTEED DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)


                     FOR TENDER OF SHARES OF COMMON STOCK
                                      OF
                                @POS.COM, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 19, 2002
                                      BY
                           SYMBOL ACQUISITION CORP.
                         A WHOLLY-OWNED SUBSIDIARY OF
                           SYMBOL TECHNOLOGIES, INC.


       As set forth under Section 3--"Procedures for Tendering Shares" in the Offer to Purchase, dated August 19, 2002, and any supplements or amendments thereto (the "Offer to Purchase"), this form (or a copy hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates (the "Certificates") representing shares of common stock, par value $0.001 per share (the "Shares"), of @pos.com, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) if the procedures for book-entry transfer cannot be completed on a timely basis or (iii) time will not permit Certificates and all other required documents to reach U.S. Stock Transfer Corporation (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand, by mail or by overnight courier or transmitted by facsimile transmission to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described in the Offer to Purchase under
Section 3--"Procedures for Tendering Shares".

                       THE DEPOSITARY FOR THE OFFER IS:


                        U.S. STOCK TRANSFER CORPORATION


                      BY MAIL, HAND OR OVERNIGHT DELIVERY:
                        U.S. Stock Transfer Corporation
                              1745 Gardena Avenue
                           Glendale, California 91204
                        Attn: Reorganization Department


                                 BY FACSIMILE:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (818) 502-1737
                          FOR CONFIRMATION TELEPHONE:
                                (818) 502-1404


       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

       This Notice of Guaranteed Delivery is not to be used to guarantee a signature. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

       The undersigned hereby tenders to Symbol Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Symbol Technologies, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal, receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the Guaranteed Delivery Procedures described in the Offer to Purchase under
Section 3--"Procedures for Tendering Shares".


Name of Record Holder(s):______________________________________________________


Address(es):___________________________________________________________________



Area Code(s) and Tel. No(s).:__________________________________________________


Signature(s):__________________________________________________________________



Date:__________________________________________________________________________



Number of Shares:______________________________________________________________


Certificate Number(s) if available:____________________________________________

If Shares will be tendered by book-entry transfer check box:

[ ]  The Depository Trust Company Account Number:______________________________

                     THE GUARANTEE BELOW MUST BE COMPLETED
                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, an Eligible Institution (as defined in the Offer to Purchase), hereby guarantees that the undersigned will deliver to the Depositary, at one of its addresses set forth above, either the Certificates representing the Shares tendered hereby, in proper form for transfer, or Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal, including any required signature guarantees, or, in the case of book-entry delivery of Shares, an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, all within three trading days (as defined in the Offer to Purchase) after the date hereof.


                                 Name of Firm:


 ______________________________________________________________________________

 ______________________________________________________________________________


Address: ______________________________________________________________________

(Zip Code)_____________________________________________________________________

Area Code and Tel. No.:________________________________________________________


                             Authorized Signature:

 ______________________________________________________________________________

Name __________________________________________________________________________
                                (Please Print)


Title: ________________________________________________________________________

Date: _________________________________________________________________________


NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY; CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


                                       3